WILSHIRE TARGET FUNDS, INC.

WILSHIRE 5000 INDEX PORTFOLIO
(Institutional Class Shares)

Supplement dated June 7, 1999
to Prospectus dated January 16, 1999 (the "Prospectus")


	Under the Section entitled "HOW TO BUY PORTFOLIO SHARES", the following information replaces the first two sentences of the second paragraph on page 6 of the Prospectus.

"The minimum initial investment in the Portfolio is $250,000.
Subsequent investments must be at least $100,000."

	Under the Section entitled "HOW TO REDEEM PORTFOLIO
SHARES", the following information replaces the first sentence of the sixth paragraph on page 8 of the Prospectus.

"The Portfolio reserves the right to redeem your account at its option upon not less than 45 days' written notice if your account's net asset value is $150,000 or less as a result of redemptions and remains so during the notice period."








WILSHIRE TARGET FUNDS, INC.
("Institutional Class Shares")

Supplement dated June 7, 1999
to Prospectus dated December 8, 1998 (the "Prospectus")


	Under the Section entitled "HOW TO BUY PORTFOLIO SHARES", the following information replaces the first two sentences of the second paragraph on page 9 of the Prospectus.

	"The minimum initial investment in the shares of a Portfolio is $250,000. Subsequent investments must be at least
$100,000."

	Under the Section entitled "HOW TO REDEEM PORTFOLIO
SHARES", the following information replaces the first sentence of the sixth paragraph on page 12 of the Prospectus.

	"Each Portfolio reserves the right to redeem your account(s) at its option upon not less than 45 days' written notice if the aggregate net asset value of all of your accounts in the Portfolios is $150,000 or less as a result of redemptions and remains so during the notice period."